UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 17, 2019

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On September 17, 2019, Commercial Vehicle Group, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with First Source Electronics, LLC (“FSE”), Kevin Popielarczyk and Richard Vuoto (collectively, “Principals”) and the Company’s wholly-owned subsidiary, CVG FSE, LLC (“CVG FSE”). The Agreement provided for the acquisition, which also closed on September 17, 2019, by CVG FSE of substantially all of the assets and certain liabilities of FSE in exchange for a cash purchase price of $34 million, subject to a net working capital adjustment, plus a right to earn up to $10.75 million in Milestone Payments (as defined below). FSE is in the business of manufacturing, distributing, marketing and selling cable and electro-mechanical assemblies, control panels and other business and consumer electronics products and services.

The Milestone Payments are payable based on achieving certain EBITDA thresholds over the periods from (a) September 18, 2019 through September 17, 2020, (b) September 18, 2019 through March 17, 2021, (c) March 18, 2021 through September 17, 2022 and (d) September 18, 2019 through September 17, 2022. The payment amount will be determined on a sliding scale for reaching between 90% and 100% of the EBITDA.

The Agreement contains customary indemnification provisions and provided for the establishment of an escrow fund of $3 million of the purchase price to secure indemnification claims by CVG FSE for an 18-month period. The Company is a party to the Agreement solely as a guarantor of CVG FSE’s payment obligations.

The closing of the transaction was subject to the satisfaction of certain customary closing conditions, the entry into the escrow agreement and the entry into employment offer letters by each of the Principals with CVG FSE (which will provide for retention payments of up to an aggregate of $1.25 million). FSE and each of the Principals have agreed to non-compete and non-solicitation restrictions for a period of five years after closing.

The purchase price of $34 million was funded through domestic cash on hand and $2 million of availability under our revolving credit facility.

On September 18, 2019, the Company and certain of its subsidiaries, as co-borrowers, entered into an Amendment No. 1 (the “Amendment”), which Amendment amends the Third Amended and Restated Loan and Security Agreement (the “Revolving Loan Agreement”), dated as of April 12, 2017, with Bank of America, N.A., as agent, and certain financial institutions, as lenders, which agreement governs the Company’s asset based revolving credit facility (the “Revolving Credit Facility”).
The Amendment amends the terms of the existing Revolving Loan Agreement to entitle the Company and the other named borrowers thereunder (subject to the terms and conditions described therein) to request loans and other financial accommodations in an amount equal to the lesser of $90.0 million and a borrowing base composed of accounts receivable and inventory (such facility, the “Tranche A Facility”). Of the $90.0 million, $7.0 million shall be available as a first-in, last-out facility (“Tranche B Facility”). The Company can increase the size of the revolving commitments under the Revolving Credit Facility by an incremental $20.0 million, subject to the consent of the lenders providing the incremental commitments.
As amended, loans outstanding under the Revolving Loan Agreement accrue interest at a per annum rate based on (at the company’s election) the base rate or the LIBOR rate plus a margin determined by reference to availability under the Revolving Credit Facility as follows:

Level	Average Daily Availability	Tranche A Base Rate Loans	Tranche A LIBOR Loans	Tranche B Base Rate Loans	Tranche B LIBOR Loans
III	≥$30,000,000	0.50%	1.50%	1.50%	2.50%
II	≥$15,000,000 but <$30,000,000	0.75%	1.75%	1.75%	2.75%
I	<$15,000,000	1.00%	2.00%	2.00%	3.00%

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information with respect to the Amendment as set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On September 18, 2019, the Company issued a press release and a slide presentation announcing the acquisition of FSE. Copies of the press release and slide presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference in their entirety to this Item 7.01.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	A copy of the press release of the Company.
99.2	A copy of the slide presentation of the Company.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. These statements are indicated by words such as “expect,” “estimate,” “may,” “will,” “should,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” or similar expressions. These statements are based upon information available to management as of the date hereof. All forward-looking statements involve risks and uncertainties which could affect the Company’s actual results and could cause its actual results or the benefits of the proposed transaction to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, the effect of the announcement of the transaction on business relationships, operating results and business generally, risks related to diverting management’s attention from ongoing business operations, the outcome of any proceedings that may be instituted related to the Agreement or the transaction, unexpected costs, charges or expenses resulting from the transaction and the other risks and uncertainties described in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Except as required by law, the Company undertakes no obligation to revise or update the forward-looking information contained in this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

September 18, 2019	By:	/s/ Patrick E. Miller
	Name:	Patrick E. Miller
	Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	A copy of the press release of the Company.
99.2	A copy of the slide presentation of the Company.